UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 23, 2019 (March 8, 2019)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

On March 8, 2019, Tivity Health, Inc. (“Tivity Health”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) in connection with the closing of its acquisition of Nutrisystem, Inc. (“Nutrisystem”).  This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Initial Form 8-K to include the historical financial statements of Nutrisystem required by Item 9.01(a) of Form 8-K and the pro forma financial statements required by Item 9.01(b) of Form 8-K.  Such information should be read in conjunction with the Initial Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Tivity Health and Nutrisystem would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.  Except as described above, all other information in the Initial Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited financial statements of Nutrisystem as of December 31, 2018 and 2017 and for the three years ended December 31, 2018 are attached hereto as Exhibit 99.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma combined financial statements of Tivity Health and Nutrisystem as of and for the year ended December 31, 2018 are attached hereto as Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits.

Exhibit 23.1	Consent of KPMG LLP, independent registered public accounting firm to Nutrisystem

Exhibit 99.1	Historical audited financial statements of Nutrisystem as of December 31, 2018 and 2017 and for the three years ended December 31, 2018

Exhibit 99.2	Unaudited pro forma combined financial statements of Tivity Health and Nutrisystem as of and for the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name: Adam Holland
Title: Chief Financial Officer

Date:  May 23, 2019